UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 10, 2010

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

26000 Commercentre Drive, Lake Forest, California 92630

(Address of principal executive offices)

(Zip Code)

(949) 598-9242

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 10, 2010, Primoris Services Corporation, a Delaware corporation (the “Company”, “we” or “our”) issued a press release announcing our financial performance for the first quarter ended March 31, 2010.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on May 11, 2010.  The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the meeting was 35,900,483 shares of which 28,095,791 were present at the meeting either in person or by proxy.  The results of the votes for the following proposals were as follows:

Proposal 1

Our stockholders elected three Class B directors to hold office for a three-year term expiring at the annual meeting of stockholders to be held in 2013 or until their respective successors are elected and qualified.

•      John P. Schauerman

•      Votes “For” — 26,246,875; votes “Withheld — 182,483; Broker “Non-Votes” 1,666,433

•      Stephen C. Cook

•      Votes “For” — 26,395,861; votes “Withheld” — 33,497; Broker “Non-Votes” 1,666,433

•      Peter J. Moerbeek

•      Votes “For” — 26,156,370; votes “Withheld” — 272,988; Broker “Non-Votes” 1,666,433.

Proposal 2

Our stockholders ratified the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

•      Votes “For” — 27,974,737

•      Votes “Against” — 117,168

•      Votes “Abstain” — 3,886

On May 14, 2010, we issued a press release announcing the results of our Annual Meeting of Stockholders held on May 11, 2010, the declaration of a cash dividend for our stockholders of record date as of June 30, 2010, the appointment of Stephen C. Cook as our Lead Director and the appointment of Robert A. Tinstman to our Compensation Committee.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.              Other Events.

Declaration of Dividend

On May 14, 2010, we issued a press release announcing that our Board of Directors declared a cash dividend of $0.025 per share on our outstanding shares of common stock, payable to stockholders of record as of June 30, 2010, with an anticipated distribution date on or about July 15, 2010.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits .

Exh. No.	Description

99.1	Press Release dated May 10, 2010
99.2	Press Release dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: May 14, 2010	By:	/s/	Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer